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                                                                  Exhibit (e)(3)

                                    FORM OF
                             AMENDED AND RESTATED
                                  SCHEDULE A
                                    TO THE
                            DISTRIBUTION AGREEMENT
                                BY AND BETWEEN
                                NORTHERN FUNDS
                                      AND
                       NORTHERN FUNDS DISTRIBUTORS, LLC
                     DATED _________________________, 2000

     Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Money Market Fund                              International Fixed Income Fund
U.S. Government Money Market Fund              High Yield Municipal Fund
U.S. Government Select Money Market Fund       High Yield Fixed Income Fund
Tax-Exempt Money Market Fund                   Income Equity Fund
Municipal Money Market Fund                    Stock Index Fund
California Municipal Money Market Fund         Growth Equity Fund
U.S. Government Fund                           Select Equity Fund
Short-Intermediate U.S. Government Fund        Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                   Small Cap Index Fund
California Intermediate Tax-Exempt Fund        Small Cap Fund
Florida Intermediate Tax-Exempt Fund           Small Cap Growth Fund
Fixed Income Fund                              International Growth Equity Fund
Tax-Exempt Fund                                International Select Equity Fund
Arizona Tax-Exempt Fund                        Technology Fund
California Tax-Exempt Fund                     MarketCommand Fund
                                               Global Communications Fund


     All signatures need not appear on the same copy of this Amended and Restated Schedule A.

                 NORTHERN FUNDS


                 By: ______________________________

                 Title: ___________________________

                 Date: ____________________________


                 NORTHERN FUNDS DISTRIBUTORS, LLC

                 By: ______________________________

                 Title: ___________________________

                 Date: ____________________________